UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 20, 2013 (August 15, 2013)

Commission File Number 0-8084

Connecticut Water Service, Inc.
(Exact name of registrant as specified in its charter)

Connecticut (State or other jurisdiction of incorporation or organization)	06-0739839 (I.R.S. Employer Identification No.)

93 West Main Street, Clinton, CT (Address of principal executive office)	06413 (Zip Code)

(860) 669-8636
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

Declaration of Dividends

On August 15, 2013, the Board of Directors (the “Board”) of Connecticut Water Service, Inc. (the “Company”) declared a quarterly cash dividend of $0.2475 per common share payable on September 16, 2013 for shareholders of record as of September 2, 2013. In addition, the Board also declared a quarterly cash dividend of $0.20 per share on Preferred A shares (CTWSO) payable on October 15, 2013 for shareholders of record as of October 1, 2013, and a quarterly cash dividend of $0.225 on Preferred 90 (CTWSP) shares payable on November 4, 2013 for shareholders of record as of October 21, 2013.

Appointment of Carol P. Wallace as Lead Director

On August 15, 2013, the Board elected Carol P. Wallace, who has served as a director on the Board since 2001 and serves as Chairman, President and Chief Executive Officer of Cooper-Atkins Corporation, as the Board’s lead independent director and as the chairman of the Board’s Compensation Committee. Ms. Wallace succeeds David A. Lentini, who served as lead director and chairman of the Compensation Committee until his passing in April 2013.

As lead independent director, Ms. Wallace’s responsibilities will include presiding at all meetings of the Board at which the chairman is not present, including executive sessions of the independent directors, serving as liaison between the chairman and the independent directors, and calling meetings of the independent directors, if necessary. Ms. Wallace has been a director since 2003 and also serves on the Board’s Corporate Finance and Investments Committee and the Audit Committee, which committee she served as chairman until her appointment as the chairman of the Compensation Committee on August 15, 2013.

Appointment of Lisa J. Thibdaue as Chairman of the Audit Committee

On August 15, 2013, the Board elected Lisa J. Thibdaue, retired Vice President Regulatory Affairs at Northeast Utilities and a director on the Board since 2000, as the chairman of the Company’s Audit Committee, succeeding Ms. Wallace.

A copy of a Company press release dated August 15, 2013 announcing the declaration of dividends and the elections of Mmes. Wallace and Thibdaue to Board leadership positions is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

The following document is filed herewith as an exhibit.

(d)    Exhibits

99.1	Press Release of Connecticut Water Service, Inc. dated August 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONNECTICUT WATER SERVICE, INC.
a Connecticut corporation

CONNECTICUT WATER SERVICE, INC. a Connecticut corporation
Date: August 20, 2013	By: /s/ David C. Benoit Name: David C. Benoit Title: Vice President – Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.        Description

99.1	Press Release of Connecticut Water Service, Inc. dated August 15, 2013.